SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                                December 12, 1996
                Date of Report (Date of earliest event reported)


                             WESTERN RESOURCES, INC.
             (Exact name of registrant as specified in its charter)




STATE OF KANSAS                       1-3523                     48-0290150
(State or other jurisdiction of    (Commission                 (IRS Employer
incorporation)                     File Number)              Identification No.)



                        818 Kansas Avenue, Topeka, Kansas
                    (Address of principal executive offices)

                                      66612
                                   (Zip code)

                                 (913) 575-6300
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Items 1-4.  Not Applicable.
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Item 5.   Other Events.
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          On December 12, 1996, Western Resources, Inc. (the "Company")
announced that it had entered into a strategic alliance (the "Alliance") combining the natural gas assets of the Company and ONEOK, Inc. ("ONEOK").

         On December 12, 1996, the Company issued a press release relating to the Alliance, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Copies of the principal Agreements with respect to the Alliance, an Agreement relating to the merger of ONEOK and a subsidiary of the Company, dated as of December 12, 1996, and a form of Shareholder Agreement between ONEOK and the Company, are attached hereto as Exhibits 99.2 and 99.3, respectively.


Item 6.    Not Applicable.
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Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.
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Exhibit
No.        Description
---        -----------

99.1       Press Release issued by Western Resources, Inc. on December 12, 1996.

99.2 Agreement between Western Resources, Inc. and ONEOK, Inc., dated as of December 12, 1996.

99.3       Form of Shareholder Agreement between New Oneok and Western
           Resources, Inc.


Item 8.    Not Applicable.
-------    ---------------


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

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            WESTERN RESOURCES, INC.
                                                 (Registrant)


Date: December 18, 1996                 By: /s/ Jerry D. Courington
                                            -----------------------
                                            Jerry D. Courington
                                            Controller



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

                                  EXHIBIT INDEX



Exhibit No.    Description
-----------    -----------

   99.1        Press Release issued by Western Resources, Inc.
               on December 12, 1996.

   99.2 Agreement between Western Resources, Inc. and ONEOK, Inc., dated as of December 12, 1996.

   99.3 Form of Shareholder Agreement between New Oneok and Western Resources, Inc.




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